UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2007 (January 24, 2007)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Plan - Performance Goals for 2007

On January 24, 2007, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) approved National Penn’s earnings per share performance goals for Plan Year 2007 under the Executive Incentive Plan. These performance goals are filed in this Report as Exhibit 10.1 and are incorporated herein by reference.

The Executive Incentive Plan, as amended and restated, is included in National Penn’s Report on Form 8-K dated December 22, 2005 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on December 22, 2005.

Item 5.04 - Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On or about January 26, 2007, National Penn gave notice to all persons who are participants in National Penn’s Capital Accumulation Plan of a change in the Plan’s record-keeper, and certain changes in the Plan’s investment options, scheduled to take place on March 7, 2007, and the related “black-out” period beginning March 1, 2007 and expected to end during the week of April 16, 2007 under the provisions of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 (ERISA). This notice (in three forms, covering different employee groups with different Plan recordkeepers) is included in this Report as Exhibit 99.1 and is incorporated by reference in this Item 5.04.

On January 26, 2007, National Penn also gave notice to each National Penn or National Penn Bank director and all executive officers (collectively, all “Section 16 reporting persons”) of the Plan changes scheduled to take place on March 7, 2007 and the related “black-out” period beginning March 1, 2007 and expected to end during the week of April 16, 2007, under the provisions of Section 306(a) of the Sarbanes-Oxley Act of 2002 (SOX). This notice is included in this Report as Exhibit 99.2 and is incorporated by reference in this Item 5.04.

If there is a change in the actual or expected beginning or ending dates of the foregoing “black-out” periods, National Penn will give notice of the change to all plan participants under ERISA and to all Section 16 reporting persons under SOX, Section 306(a), and will file a Report on Form 8-K containing all such information. Further, upon written or oral request, National Penn will supply the actual beginning or ending dates of the black-out periods to any person, including a National Penn shareholder, at any time during the black-out periods and for a two year period after the ending date of the black-out periods. Any such request should be directed to:

National Penn Bancshares, Inc.,
Philadelphia and Reading Avenues
Boyertown, Pennsylvania 19512
Attn: H. Anderson Ellsworth
Telephone: (610) 369-6451
E-mail: haellsworth@natpennbank.com

The foregoing “black-out” periods supersede those previously reported on a Form 8-K dated December 18, 2006 and filed on December 19, 2006.

Section 8 - Other Events

Item 8.01 - Other Events

Director Incentive Compensation Awards

On January 24, 2007, the Compensation Committee of the Board of Directors of National Penn made incentive compensation awards to each non-employee director of National Penn or National Penn Bank under National Penn’s Long-Term Incentive Compensation Plan (the “Plan”). The Plan was approved by shareholders at the annual meeting of shareholders on April 25, 2005.

National Penn non-employee directors receiving incentive compensation awards were Thomas A. Beaver, J. Ralph Borneman, Jr., Robert L. Byers, Fred D. Hafer, Frederick P. Krott, Patricia L. Langiotti, Kenneth A. Longacre, George C. Mason, Natalye Paquin, Robert E. Rigg and C. Robert Roth. National Penn Bank directors receiving incentive compensation awards were David K. Goodman, Jr., Albert H. Kramer, Samuel J. Malizia, Leslie K. Witmer and Stratton D. Yatron.

Each National Penn non-employee director (as identified above) received the following awards. In the Committee’s judgment, these awards are consistent with the Committee’s goal of providing non-employee holding company directors with approximately one-third of their total annual compensation in the form of incentive compensation awards.

•
With respect to National Penn’s corporate performance in 2007, 1,100 shares of “performance-restricted restricted stock”. These shares will bear dividends and have full voting rights effective immediately. These shares may not be transferred during the restricted time period, and they are subject to forfeiture to the extent the performance restrictions are not satisfied. The restricted time period for these shares will lapse one year from date of the award, or January 24, 2008, provided the individual is still serving as a director on that date. The performance restrictions, filed in this Report as Exhibit 10.2 and incorporated by reference in this Item 5.02, are consistent with the earnings per share performance goals that are in effect for 2007 under the annual Executive Incentive Plan for executive management (referred to above in Item 5.02 and filed in this Report as Exhibit 10.1).

•
Alternatively, the director could select 1,100 “performance-restricted” “restricted stock units” (“RSUs”) issued under the Plan. The time period restriction will lapse on January 24, 2008, provided the individual is still serving as a director on that date, and the performance restrictions will lapse on that date to the extent the performance goals have been met (to the extent the performance goals have not been met, the RSUs will be cancelled). Dividend equivalents on the RSUs (at the rate of cash dividends payable on National Penn common stock) will be payable in additional RSUs. RSUs will be paid out in shares of National Penn common stock to a director upon his or her termination of service as a National Penn director.

Each National Penn Bank non-employee director (as identified above) received incentive compensation awards for 2007 identical to those made to the National Penn non-employee directors except in amount (275 shares of performance-restricted restricted stock or 275 performance-restricted RSUs). Otherwise, the terms of the awards and securities are identical to those issued to the National Penn directors.

The Plan is included in National Penn’s Report on Form 8-K dated April 25, 2005 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on April 29, 2005.

Each of the above restricted stock awards or RSU awards will be evidenced by a written agreement between National Penn and the individual receiving the award.

Cash Dividend Declared

On January 24, 2007, National Penn issued a press release announcing its declaration of a cash dividend of $.1675 per share for shareholders of record on February 3, 2007, payable on February 16, 2007. This press release is included in this Report as Exhibit 99.3 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Executive Incentive Plan - Performance Goals - Plan Year 2007.

10.2	Performance-Restricted Restricted Stock or Restricted Stock Units - Performance Goals - 2007.

99.1	Form of Notice to Plan Participants under Employee Retirement Security Act of 1974, as amended (ERISA).

99.2	Form of Notice to National Penn Bancshares, Inc. and National PennBank directors and executive officers under Sarbanes-Oxley Act, Section 306(a).

99.3	National Penn Bancshares, Inc. Press Release dated January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and CEO

Dated: January 26, 2007

EXHIBIT INDEX

Exhibit Number    Description

10.1	Executive Incentive Plan - Performance Goals - Plan Year 2007.

10.2	Performance-Restricted Restricted Stock or Restricted Stock Units - Performance Goals - 2007.

99.1	Form of Notice to Plan Participants under Employee Retirement Security Act of 1974, as amended (ERISA).

99.2	Form of Notice to National Penn Bancshares, Inc. and National PennBank directors and executive officers under Sarbanes-Oxley Act, Section 306(a).

99.3	National Penn Bancshares, Inc. Press Release dated January 24, 2007.